ANNUAL REPORT




[DAVIS LOGO]




JULY 31, 2000

Davis New York
Venture Fund

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities grow at a rate of around 7% a year over the next 30 years, which is a little less than their long-term average growth rate, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,





/s/ Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Adviser

September 6, 2000

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

The Davis New York Venture Fund continues to outpace the Standard & Poor's 500 Index.(5) The Fund's Class A shares delivered a total return on net asset value of 6.54% for the year to date through July 31, 2000, while the S&P 500 declined 1.98%.(6) For the six-month and one-year periods ended July 31, 2000, the Fund's Class A shares generated returns of 7.81% and 12.99%, respectively, versus returns of 3.20% and 8.97%, respectively, for the S&P 500.

The Davis New York Venture Fund is the only fund now open to new investors that has consistently outperformed the S&P 500 over all 10-year periods (calendar years) since the Fund's inception on February 17, 1969.(7) The Fund's Class A shares have generated an average annual total return of 15.07% since inception versus a return of 12.68% for the S&P 500 over the same time frame.

According to Morningstar, "The fund's long-term record is nothing short of fantastic, and it has been produced with a remarkable amount of consistency...."(8)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund so far this year?

A. As Ken and I have often said, performance over any half-year, one-year or even two-year period is often unpredictable and rarely significant. Thus, we are reluctant to read too much into the strong relative results of the Davis New York Venture Fund so far this year.

That said, with regard to individual holdings, we have been very pleased with the performance of several companies that were relatively recent additions to the portfolio. In general, these companies were purchased while their stock prices languished under clouds of uncertainty or even scandal. In such cases, Ken and I believe that while we are taking what might be called "headline" risk, the fact that we are buying the companies after bad news has been disclosed often limits our economic risk.

Our purchase of American Home Products(3), for example, came at a time when the company was facing litigation concerning unforeseen side effects with one of its drugs. While there was always a risk that the consequences of this litigation could have been much worse than we anticipated, we believed that the stock price more than discounted the likely outcome and that, as the clouds of uncertainty lifted, investors would again recognize the powerful new products and strong position of this company. Our colleague Danton Goei was an important resource in the Fund's opportunistic purchase of this company at significantly lower prices.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Similarly, our decision to triple our holdings in Tyco came at a time when the company was undergoing SEC scrutiny regarding its accounting for a number of mergers and acquisitions. Ken led an incredibly thorough research effort on this complex company and was ably assisted by Adam Seessel in reconstructing all of the company's recent acquisitions and arriving at the conclusion that management's accounting practices were quite reasonable.

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

Q. Could you comment on the overall market environment this year and its impact on the Fund's portfolio?

A. Turning from those specifics of the portfolio to the market in general, the year 2000 has proven to be another period of tremendous stock price volatility. The relative flatness of the market averages is deceptive in that it masks enormous underlying gyrations in the prices of individual issues. The best way to demonstrate this is by examining the portfolio holdings of the Davis New York Venture Fund.

Over the 12-month period ended June 30, 2000, 34 of our top 40 holdings--representing more than 70% of the portfolio-- had a range of more than 50% between their lowest low and their highest high. Even more telling, 16 of the Fund's top 40 positions had a range of more than 100%, five a range of more than 150% and two a range of more than 200% between their lowest and highest price for the period.

Given that we generally own more established companies, as opposed to Internet start-ups, these sorts of ranges are remarkable. A natural consequence of such volatility, other factors being equal, is a tendency toward higher turnover. These enormous price swings mean companies are more likely to advance from a range of fair value to levels at which Ken and I would consider them overvalued and therefore candidates for sale, or conversely to decline to such prices that we would consider adding to our positions.

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

While we hope not to own many of the most flagrant offenders in the Davis New York Venture Fund, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, I am reminded of my father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

If Ken and I can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis New York Venture Fund which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

(2) This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results, which may be higher or lower than the assumed 7% rate.

(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings.

(4) This report reflects the professional opinions of Shelby M.C. Davis and Davis New York Venture Fund's portfolio managers. All investments involve some degree of risk, there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

(5) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

(6) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ending July 31, 2000. Returns for other classes of shares will vary from the following returns:


  (Without a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------
FUND NAME             1 YEAR    5 YEAR    10 YEAR    INCEPTION
---------             ------    ------    -------    ---------
--------------------------------------------------------------------------------
New York Venture A    12.99%    21.24%    19.13%     15.07%-02/17/69
--------------------------------------------------------------------------------


  (With a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------
FUND NAME             1 YEAR    5 YEAR    10 YEAR    INCEPTION
---------             ------    ------    -------    ---------
--------------------------------------------------------------------------------
New York Venture A     7.64%    20.06%    18.55%     14.89%-02/17/69
--------------------------------------------------------------------------------

DAVIS NEW YORK VENTURE FUND 2949
East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


(7) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500 for all rolling 10-year time periods since its inception. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500 Index for rolling 10-year time periods ending December 31 of each year. The Fund's returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges which may be imposed. If sales charges were imposed, the reported figures would be lower.

(8) Source: Morningstar Mutual Funds, July 17, 2000.

An investment in the Fund is not a deposit in a bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2000.

-----------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).
One Year ........................................     7.64%
Five Years........................................   20.06%
Ten Years.........................................   18.55%
-----------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1990 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2000 the value of your investment would have grown to $54,832 - a 448.32% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $50,737 - a 407.37% increase.

Class A


                 S&P 500        DNYVF-A
Jul-90         10,000.00       9,523.33
Jul-91         11,273.00      10,883.97
Jul-92         12,712.49      12,916.83
Jul-93         13,819.75      15,538.55
Jul-94         14,528.71      16,456.37
Jul-95         18,316.34      20,933.81
Jul-96         21,347.69      23,671.70
Jul-97         32,471.98      37,360.44
Jul-98         38,732.57      41,531.28
Jul-99         46,560.43      48,527.78
Jul-00         50,737.04      54,832.33


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2000.

-------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year................................................... 8.06%
Five Year..................................................19.96%
Life of Class (December 1, 1994 through July 31, 2000) ....23.51%
-------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 2000 the value of your investment (less applicable contingent deferred sales charges) would have grown to $33,107 - a 231.07% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.


Class B

                 S&P 500        DNYVF-B
12/1/94        10,000.00      10,000.00
Jul-95         12,736.00      13,262.87
Jul-96         14,843.81      14,833.80
Jul-97         22,578.92      23,210.48
Jul-98         26,932.13      25,581.82
Jul-99         32,375.12      29,633.31
Jul-00         35,279.26      33,106.93


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2000.

----------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year..................................................... 11.07%
Five Year.................................................... 20.20%
Life of Class (December 20, 1994 through July 31, 2000) ..... 23.35%
----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 2000 the value of your investment would have grown to $32,531 - a 225.31% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

Class C

                 S&P 500        DNYVF-C
12/20/94       10,000.00      10,000.00
Jul-95         12,493.00      12,965.94
Jul-96         14,560.59      14,497.33
Jul-97         22,148.12      22,701.30
Jul-98         26,418.27      25,033.85
Jul-99         31,757.41      29,025.62
Jul-00         34,606.14      32,530.68


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2000.

---------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year................................................... 13.33%
Life of Class (October 2, 1996 through July 31, 2000) ..... 22.01%
---------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 2000 the value of your investment would have grown to $21,424 - a 114.24% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below

Class Y

                 S&P 500        DNYVF-Y
10/2/96        10,000.00      10,000.00
Jul-97         13,967.20      14,471.06
Jul-98         16,660.08      16,131.68
Jul-99         20,027.08      18,904.20
Jul-00         21,823.57      21,423.89


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2000
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------
PREFERRED STOCKS                                      0.5%
SHORT TERM INVESTMENTS, OTHER ASSETS & LIABILITIES    9.0%
COMMON STOCKS                                        90.5%

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------
DIVERSIFIED              8.1%
TELECOMMUNICATIONS       9.3%
INSURANCE                6.4%
TECHNOLOGY              12.6%
ELECTRONICS              5.1%
WHOLESALE                2.7%
FINANCIAL SERVICES      22.9%
BUILDING MATERIALS       4.5%
OTHER                    8.0%
BANKING                  7.9%
PHARMACEUTICALS          9.7%
FOOD & RESTAURANTS       2.8%



TOP 10 HOLDINGS                                                                 % OF FUND
STOCK                                       SECTOR                              NET ASSETS
-----------------------------------------------------------------------------------------------------
American Express Co.                        Financial Services                  5.83%
Citigroup, Inc.                             Financial Services                  4.71%
Hewlett-Packard Co.                         Technology                          4.36%
Tyco International Ltd.                     Diversified Manufacturing           4.02%
Household International, Inc.               Financial Services                  3.87%
American Home Products Corp.                Pharmaceutical and Health Care      3.47%
Wells Fargo & Co.                           Banks and Savings & Loans           3.41%
International Business Machines Corp.       Technology                          3.21%
Morgan Stanley Dean Witter & Co.            Investment Firms                    2.88%
McDonald's Corp.                            Food & Restaurant                   2.54%

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1999 THROUGH JULY 31, 2000
================================================================================

NEW POSITIONS ADDED (8/1/99-7/31/00)
(Highlighted positions are those greater than 0.99% of 7/31/00 total net assets.)

                                                                                                % OF 7/31/00
                                                                                DATE OF 1ST         FUND
SECURITY                                         SECTOR                           PURCHASE       NET ASSETS
------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                       Electronics                      11/17/99         0.65%
AT&T Corp.                                       Telecommunications               10/6/99          1.19%
AT&T Wireless Group                              Telecommunications               4/26/00          0.29%
BMC Software, Inc.                               Technology                       1/11/00          0.54%
Costco Wholesale Corp.                           Wholesale                        5/24/00          2.49%
Kansas City Southern Industries, Inc.            Transportation                   6/28/00             -
Lexmark International, Inc.                      Technology                       10/29/99         1.45%
Eli Lilly and Co.                                Pharmaceutical and Health Care   2/29/00          0.80%
Lloyds TSB Group PLC                             Banks and Savings & Loans        6/12/00          0.56%
Lucent Technologies, Inc.                        Telecommunications               1/7/00           2.04%
MediaOne Group, Inc.                             Telecommunications               12/1/99             -
Novell, Inc.                                     Technology                       10/5/99          0.25%
Sprint Corp.                                     Telecommunications               1/4/00           0.14%
Sun Life Financial Services of Canada            Life Insurance                   3/22/00          0.13%
Tellabs, Inc.                                    Telecommunications               3/9/00           2.46%
United Parcel Services, Inc.                     Transportation                   11/9/99              -
WorldCom, Inc.                                   Telecommunications               1/4/00           0.21%


POSITIONS CLOSED (8/1/99-7/31/00)
(Gains and losses greater than $3 million are highlighted.)

                                                                                DATE OF
STOCK                                            SECTOR                         FINAL SALE       GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------------
The Allstate Corp.                               Property/Casualty Insurance      9/24/99      $  40,830,540
Boardwalk Equities, Inc.                         Real Estate                      6/22/00           (316,010)
Colgate-Palmolive Co.                            Consumer Products                2/16/00         14,296,795
Cooper Cameron Corp.                             Energy                           8/5/99             695,989
Crescent Real Estate Equities Co.                Real Estate                      5/11/00        (18,842,230)
Gables Residential Trust                         Real Estate                      9/3/99            (650,517)
Halliburton Co.                                  Energy                           9/29/99         19,876,937
Harcourt General, Inc.                           Publishing                       1/10/00        (17,639,640)
Kansas City Southern Industries, Inc.            Transportation                   7/13/00             59,808
Mack-Cali Realty Corp.                           Real Estate                      5/2/00          (4,359,626)
Morgan Stanley Dean Witter Asia                  International Closed-End
  Pacific Fund Inc.                                Investment Company             8/30/99            435,116
The Neiman Marcus Group, Inc., Class B           Retail                           3/16/00         (1,981,277)
New England Electric System                      Utilities                        3/23/00            225,952
Nielson Media Research                           Commercial Services              9/17/99             57,223
Oracle Corp.                                     Technology                       4/27/00        451,584,684
Public Storage, Inc.                             Real Estate                      4/24/00           (905,822)
ReliaStar Financial Corp.                        Life Insurance                   8/26/99             (9,166)
Rouse Co.                                        Real Estate                      12/3/99        (17,236,461)
Rouse Co., $3.00, Ser B, Cum.Conv. Pfd           Real Estate                      1/7/00          (2,433,168)
SAP AG-ADR                                       Technology                       5/4/00          22,227,883

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1999 THROUGH JULY 31, 2000 - CONTINUED
================================================================================

POSITIONS CLOSED (8/1/99-7/31/00) - CONTINUED
(Gains and losses greater than $3 million are highlighted.)


                                                                                DATE OF
STOCK                                            SECTOR                         FINAL SALE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
UBS AG                                           Banks and Savings & Loans        11/3/99        (34,702,777)
Unisys Corp.                                     Technology                       1/7/00         (13,566,436)
United Parcel Services, Inc.                     Transportation                   11/10/99         2,912,195
Vornado Realty Trust                             Real Estate                      5/3/00          15,068,378

DAVIS NEW YORK VENTURE FUND - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
================================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 2000, the life of the Company. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Company today.


1969       $9,574.11           $0.00          $0.00          $0.00          $0.00      $10,000.00
1970       $7,560.88           $0.00         $96.99          $0.00        $131.58      $10,000.00
1971      $10,206.38         $113.29        $130.93         $76.15        $131.58      $10,000.00
1972      $12,110.70         $187.61        $155.36        $143.51        $131.58      $10,000.00
1973      $10,525.33         $192.52        $364.22        $177.41        $402.76      $10,000.00
1974       $7,845.59         $247.26        $274.95        $306.32        $402.76      $10,000.00
1975       $8,371.48         $572.10        $324.30        $537.17        $402.76      $10,000.00
1976      $10,225.14       $1,007.97        $353.84        $857.06        $402.76      $10,000.00
1977      $11,106.94       $1,331.25        $384.35      $1,070.51        $402.76      $10,000.00
1978      $13,742.87       $1,985.37        $771.47      $1,331.46        $631.09      $10,000.00
1979      $14,549.72       $2,544.00      $1,390.28      $1,749.83      $1,173.85      $10,000.00
1980      $17,484.08       $3,674.55      $4,504.18      $2,220.05      $3,333.50      $10,000.00
1981      $17,767.36       $4,759.89      $9,242.87      $3,171.12      $7,660.36      $10,000.00
1982      $11,069.42       $4,060.53     $12,287.68      $4,381.36     $15,136.73      $10,000.00
1983      $17,861.17       $7,918.92     $22,564.15      $5,341.65     $16,862.76      $10,000.00
1984      $13,320.83       $6,870.98     $24,507.57      $6,362.33     $25,223.04      $10,000.00
1985      $16,341.47       $9,740.36     $35,525.07      $7,505.95     $29,646.99      $10,000.00
1986      $20,168.86      $13,630.10     $50,784.18      $8,856.01     $34,759.25      $10,000.00
1987      $20,412.76      $14,756.17     $67,395.88      $9,793.46     $48,028.73      $10,000.00
1988      $15,140.72      $13,720.06     $70,307.97     $12,274.51     $69,336.58      $10,000.00
1989      $18,236.40      $20,147.70     $93,944.91     $15,104.62     $76,277.40      $10,000.00
1990      $17,617.26      $24,832.66    $100,621.51     $20,266.71     $85,843.97      $10,000.00
1991      $18,480.30      $29,338.64    $115,693.88     $23,117.87     $94,103.41      $10,000.00
1992      $20,075.05      $35,872.34    $138,105.50     $26,753.67    $104,935.15      $10,000.00
1993      $22,682.93      $43,950.45    $166,806.37     $29,949.76    $114,584.13      $10,000.00
1994      $22,589.12      $46,958.73    $177,680.42     $33,051.02    $125,826.18      $10,000.00
1995      $27,317.08      $60,054.77    $227,122.37     $35,524.58    $135,102.02      $10,000.00
1996      $28.592.88      $66,292.19    $260,842.92     $38,777.04    $157,001.91      $10,000.00
1997      $43,063.90     $105,131.93    $413,416.38     $42,993.52    $173,399.35      $10,000.00
1998      $45,695.00     $118,212.00    $462,430.00     $48,650.02    $193,811.95      $10,000.00
1999      $52,124.05     $137,965.68    $541,763.34     $51,355.30    $206,178.97      $10,000.00
2000      $57,593.98     $152,517.28    $616,821.25     $51,421.28    $222,542.08      $10,000.00

          Value of Initial Investment - $57,594
          Value of Shares Purchased Through Dividends - $152,517 Value of Shares Purchased Through Distributions - $616,821 Cost of Shares Purchased Through Dividends - $51,421
          Cost of Shares Purchased Through Distributions - $222,542


No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND
Schedule of Investments
July 31, 2000
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - (90.51%)

    ADVERTISING AGENCIES - (0.06%)
       880,000        WPP Group PLC.......................................................   $      11,941,453
    BANKS AND SAVINGS & LOANS - (7.18%)
        21,374        Bank of America Corp................................................           1,012,593
     1,262,000        Bank One Corp.......................................................          40,147,375
        30,000        First Union Corp. ..................................................             774,375
     9,570,700        Golden West Financial Corp. (b).....................................         440,252,200
    12,125,000        Lloyds TSB Group PLC................................................         108,384,238
       785,100        State Street Corp...................................................          78,804,413
     2,994,700        U.S. Bancorp........................................................          57,460,806
    15,921,000        Wells Fargo & Co....................................................         657,736,313
                                                                                             -----------------
                                                                                                 1,384,572,313
                                                                                             -----------------

    BUILDING MATERIALS - (4.10%)
     4,036,700        Martin Marietta Materials, Inc. (b).................................         170,298,281
    21,857,800        Masco Corp..........................................................         431,691,550
     4,419,920        Vulcan Materials Co.................................................         189,227,825
                                                                                             -----------------
                                                                                                   791,217,656
                                                                                             -----------------
    CHEMICALS - (0.00%)
        18,000        Dow Chemical Co.....................................................             517,500
                                                                                             -----------------
    CONSULTING SERVICES - (0.00%)
         1,302        Gartner Group, Inc., Class B*.......................................              14,403
                                                                                             -----------------
    CONSUMER PRODUCTS - (1.39%)
        80,200        Coca-Cola Co........................................................           4,917,263
        30,000        Fortune Brands, Inc.................................................             675,000
        30,000        Gallaher Group PLC - ADR...........................................              628,125
     1,580,000        Gillette Co.........................................................          46,116,250
     8,528,800        Philip Morris Cos., Inc.............................................         215,352,200
                                                                                             -----------------
                                                                                                   267,688,838
                                                                                             -----------------

    DIVERSIFIED - (2.43%)
         8,522        Berkshire Hathaway, Inc., Class A*..................................         469,562,200
             4        Berkshire Hathaway, Inc., Class B*..................................               7,300
                                                                                             -----------------
                                                                                                   469,569,500
                                                                                             -----------------

    DIVERSIFIED MANUFACTURING - (4.97%)
     3,712,600        Dover Corp..........................................................         170,083,488
       240,720        General Electric Co.................................................          12,382,035
        30,000        Maytag Corp.........................................................           1,016,250
    14,482,000        Tyco International Ltd. ............................................         774,787,000
                                                                                             -----------------
                                                                                                   958,268,773
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July  31, 2000
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    ELECTRONICS - (4.64%)
     3,090,107        Agilent Technologies, Inc.*.........................................   $     125,921,860
       927,200        Applied Materials, Inc.*............................................          70,380,275
     2,032,096        Koninklijke Philips Electronics N.V.................................          91,317,314
     2,891,842        Molex Inc...........................................................         136,006,944
     8,020,000        Texas Instruments Inc...............................................         470,673,750
                                                                                             -----------------
                                                                                                   894,300,143
                                                                                             -----------------

    ENERGY - (1.19%)
        13,200        Amerada Hess Corp. .................................................             798,600
        52,808        BP Amoco PLC-ADR....................................................           2,762,519
         5,000        Burlington Resources, Inc...........................................             163,125
        52,200        Chevron Corp........................................................           4,123,800
     2,392,143        Devon Energy Corp...................................................         109,440,542
        12,000        Duke Energy Corp....................................................             740,250
        16,000        El Paso Energy Corp.................................................             774,000
       181,922        Exxon Mobil Corp....................................................          14,553,760
     1,303,200        Schlumberger Ltd....................................................          96,355,350
         8,000        Sempra Energy.......................................................             150,000
         1,548        Transocean Sedco Forex Inc..........................................              76,626
                                                                                             -----------------
                                                                                                   229,938,572
                                                                                             -----------------

    FINANCIAL SERVICES - (16.79%)
    19,821,000        American Express Co.................................................       1,123,602,938
    12,867,162        Citigroup, Inc......................................................         907,939,119
     3,314,600        Freddie Mac ........................................................         130,719,538
    16,752,900        Household International, Inc........................................         746,551,106
     3,240,000        Providian Financial Corp............................................         330,277,500
                                                                                             -----------------
                                                                                                 3,239,090,201
                                                                                             -----------------

    FOOD & RESTAURANT - (2.54%)
    15,570,800        McDonald's Corp.....................................................         490,480,200
                                                                                             -----------------
    HOTELS - (0.83%)

     3,991,000        Marriott International, Inc.........................................         159,640,000
                                                                                             -----------------
    INDUSTRIAL - (1.90%)
     7,277,600        Sealed Air Corp.* (b)...............................................         366,609,100
                                                                                             -----------------
    INVESTMENT FIRMS - (4.02%)

     3,402,000        Donaldson, Lufkin & Jenrette, Inc...................................         175,415,625
        24,000        J.P. Morgan & Co., Inc..............................................           3,204,000
     6,078,380        Morgan Stanley Dean Witter & Co.....................................         554,652,175
       959,200        Stilwell Financial, Inc.*...........................................          42,264,750
                                                                                             -----------------
                                                                                                   775,536,550
                                                                                             -----------------


DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July  31, 2000
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    LIFE INSURANCE - (0.47%)

     1,500,000        Sun Life Financial Services of Canada*..............................   $      25,031,250
     2,837,400        UnumProvident Corp..................................................          65,260,200
                                                                                             -----------------
                                                                                                    90,291,450
                                                                                             -----------------

    MARKETING - (0.00%)
         1,666        ACNielsen Corp.*....................................................              40,817
                                                                                             -----------------
    MULTI-LINE INSURANCE - (2.35%)
     5,178,311        American International Group, Inc...................................         454,073,102
                                                                                             -----------------
    PAPER PRODUCTS - (0.01%)
        36,208        International Paper Co...............................................          1,231,072
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTH CARE - (8.82%)
    12,596,400        American Home Products Corp.........................................         668,396,475
     7,858,800        Bristol-Myers Squibb Co.............................................         389,992,950
     1,490,000        Eli Lilly and Co....................................................         154,773,750
        10,000        IMS Health, Inc.....................................................             180,625
        40,000        Johnson & Johnson...................................................           3,722,500
     2,889,000        Merck & Co., Inc....................................................         207,105,188
       240,000        Pfizer, Inc.........................................................          10,350,000
     1,105,000        Pharmacia  Corp.....................................................          60,498,750
     3,217,600        SmithKline Beecham PLC - ADR........................................         205,926,400
                                                                                             -----------------
                                                                                                 1,700,946,638
                                                                                             -----------------

    PROPERTY/CASUALTY INSURANCE - (3.02%)
     1,616,300        Chubb Corp..........................................................         119,606,200
     2,699,900        Progressive Corp. (Ohio)............................................         181,568,275
     3,309,300        Transatlantic Holdings, Inc. (b)....................................         281,083,669
                                                                                             -----------------
                                                                                                   582,258,144
                                                                                             -----------------

    PUBLISHING - (0.98%)
       748,500        Dow Jones & Co., Inc................................................          49,354,219
         5,000        Dun & Bradstreet Corp..............................................              147,813
     1,628,000        Gannett Co., Inc....................................................          87,708,500
         1,000        R. H. Donnelley Corp................................................              20,063
     1,575,200        Tribune Co..........................................................          51,194,000
         1,000        Washington Post Co., Class B........................................             480,000
                                                                                             -----------------
                                                                                                   188,904,595
                                                                                             -----------------

    REAL ESTATE - (0.63%)
       372,800        Centerpoint Properties Corp.........................................          15,844,000
       529,300        Equity Residential Properties Trust.................................          26,398,838
     2,313,100        General Growth Properties, Inc......................................          78,356,263
                                                                                             -----------------
                                                                                                   120,599,101
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2000
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    TECHNOLOGY - (11.20%)
     5,550,000        BMC Software, Inc.*.................................................   $     104,582,813
     7,708,725        Hewlett-Packard Co..................................................         841,696,411
     4,010,800        Intel Corp..........................................................         267,720,900
     5,508,800        International Business Machines Corp................................         619,395,700
     6,212,800        Lexmark International, Inc. *.......................................         279,964,300
     5,083,600        Novell, Inc.*.......................................................          48,055,906
                                                                                             -----------------
                                                                                                 2,161,416,030
                                                                                             -----------------

    TELECOMMUNICATIONS - (8.49%)
     7,389,473        AT&T Corp...........................................................         228,611,821
     2,031,500        AT&T Wireless Group* ...............................................          55,866,250
       239,000        Globalstar Telecommunications, Ltd.*................................           1,841,047
     5,533,400        Loral Space & Communications, Ltd.*.................................          28,704,513
     9,000,000        Lucent Technologies, Inc............................................         393,750,000
    11,734,800        Motorola, Inc. .....................................................         387,981,825
        20,000        SBC Communications, Inc.............................................             851,250
       749,600        Sprint Corp.........................................................          26,704,500
     7,292,000        Tellabs, Inc.*......................................................         474,207,875
     1,020,000        WorldCom, Inc.*.....................................................          39,811,875
                                                                                             -----------------
                                                                                                 1,638,330,956
                                                                                             -----------------

    UTILITIES - (0.01%)
        10,000        CP & L, Energy, Inc.................................................             334,375
        12,000        Edison International ...............................................             236,250
        16,800        Southern Co.........................................................             410,550
         9,000        Wisconsin Energy Corp. .............................................             178,875
                                                                                             -----------------
                                                                                                     1,160,050
                                                                                             -----------------

    WASTE MANAGEMENT - (0.00%)
          8,700       Waste Management, Inc. ............................................              162,581
                                                                                             -----------------

    WHOLESALE - (2.49%)
    14,750,000        Costco Wholesale Corp.*.............................................         480,757,813
                                                                                             -----------------

                           Total Common Stocks - (identified cost $12,819,279,647)........      17,459,557,551
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2000
================================================================================


                                                                                                         VALUE
      SHARES/PRINCIPAL                           SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------

PREFERRED STOCK - (0.51%)
      2,000,000       General Growth Properties, 7.25%, Cum. Conv. Pfd....................   $      45,625,000
        221,400       SAP AG, Pfd.........................................................          49,039,310
         60,200       Vornado Realty Trust, 6.50%, Ser. A, Cum. Conv. Pfd.................           3,344,863
                                                                                             -----------------

                           Total Preferred Stocks - (identified cost $75,981,269).........          98,009,173
                                                                                             -----------------

SHORT TERM INVESTMENTS - (8.99%)
  $  50,000,000       Fannie Mae Medium Term Note, 6.485%, 08/09/00.......................          49,999,750
     50,000,000       Fannie Mae Discount Note, 6.38%, 08/10/00...........................          49,920,250
     50,000,000       Fannie Mae Discount Note, 6.38%, 08/18/00...........................          49,849,361
     50,000,000       Federal Home Loan Bank Discount Note, 6.34%, 08/04/00...............          49,973,584
     50,000,000       Federal Home Loan Bank Discount Note, 6.38%, 08/16/00................         49,867,083
     50,000,000       Freddie Mac Discount Note, 6.39%, 08/22/00..........................          49,813,625
  1,434,480,000       Lehman Brothers  Repurchase Agreement,  6.54%, 08/01/00,
                        dated 07/31/00, repurchase value $1,434,740,597 (collateralized  by:
                        $43,658,681 par value Fannie Mae, 5.41% - 6.81%, 03/29/01 -
                        08/15/13, $105,654,622 par value Freddie Mac, 5.00% - 7.14%,
                        11/12/02 - 05/19/14, $109,059,201 par value Federal Farm Credit
                        Bank, 5.24% - 8.16%, 06/03/03 - 09/30/14, $1,204,801,201
                        par value Federal Home Loan Bank, 5.125% - 8.35%, 02/26/01 -
                        07/28/14, total market value $1,463,173,705)......................       1,434,480,000
                                                                                             -----------------
                           Total Short Term Investments -
                               (identified cost $1,733,903,653)...........................       1,733,903,653
                                                                                             -----------------


                           Total Investments - (identified cost $14,629,164,569)
                               (100.01%)(a)...............................................      19,291,470,377
                           Liabilities Less Other Assets - (0.01%)........................          (2,317,931)
                                                                                             -----------------
                                    Net Assets - (100%)...................................   $  19,289,152,446
                                                                                             =================


DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
July 31, 2000
================================================================================

(a) Aggregate cost for Federal Income Tax purposes is $14,629,137,277. At July 31, 2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

       Unrealized appreciation.............................   $   5,659,214,456
       Unrealized depreciation.............................        (996,881,356)
                                                              -----------------
          Net appreciation.................................   $   4,662,333,100
                                                              =================

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2000. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2000 amounts to $1,258,243,250. Transactions during the period in which the issuers were affiliates are as follows:

                         Shares              Gross            Gross           Shares             Dividend
Security                 July 31, 1999       Additions        Reductions      July 31, 2000      Income
--------                 -------------       ---------        ----------      -------------      ------
Golden West
     Financial Corp.       1,095,900          8,474,800           -              9,570,700       1,389,950
Harcourt General, Inc.     2,815,300              -           2,815,300              -             591,213
Martin Marietta
     Materials, Inc.       4,036,700              -               -              4,036,700       2,099,084
Sealed Air Corp.           2,973,700          4,303,900           -              7,277,600           -
Transatlantic
     Holdings, Inc.        3,309,300              -               -              3,309,300       1,654,650



*    Non-Income Producing Security








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2000
================================================================================


ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments)
         Unaffiliated companies (identified cost of $13,658,552,441)......................   $  18,033,227,127
         Affiliated companies (identified cost of $970,612,128)...........................       1,258,243,250
     Collateral for securities loaned (Note 7)............................................         267,411,000
     Receivables:
         Investment securities sold.......................................................          12,807,141
         Capital stock sold...............................................................          79,034,902
         Dividends and interest...........................................................          11,483,858
                                                                                             -----------------
              Total assets................................................................      19,662,207,278
                                                                                             -----------------

LIABILITIES:
     Cash overdraft.......................................................................           1,703,132
     Return of collateral for securities loaned (Note 7)..................................         267,411,000
     Payables:
         Investment securities purchased..................................................          58,025,996
         Capital stock redeemed...........................................................          24,497,863
     Accrued expenses.....................................................................          21,416,841
                                                                                             -----------------
              Total liabilities...........................................................         373,054,832
                                                                                             -----------------
NET ASSETS ...............................................................................   $  19,289,152,446
                                                                                             =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $      31,812,563
     Additional paid-in capital...........................................................      13,093,745,823
     Net unrealized appreciation on investments...........................................       4,662,305,808
     Accumulated net investment loss......................................................          (6,823,185)
     Accumulated net realized gains from investments and foreign currency transactions....       1,508,111,437
                                                                                             -----------------
              Net assets..................................................................   $  19,289,152,446
                                                                                             =================









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2000
================================================================================


     CLASS A SHARES
         Net assets.......................................................................   $   9,539,197,830
         Shares outstanding...............................................................         311,327,386
         Net asset value and redemption price per share...................................           $   30.64
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $30.64)*..........................           $   32.17
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   5,723,900,699
         Shares outstanding...............................................................         191,764,752
         Net asset value and redemption price per share...................................           $   29.85
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $   3,020,598,753
         Shares outstanding...............................................................         100,682,439
         Net asset value and redemption price per share...................................           $   30.00
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $   1,005,455,164
         Shares outstanding...............................................................          32,476,682
         Net asset value and redemption price per share...................................           $   30.96
                                                                                                     =========

*On purchases of $100,000 or more, the offering price is reduced.













SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statement of Operations
For the year ended July 31, 2000
================================================================================

INVESTMENT INCOME:
     Income:
         Dividends
              Unaffiliated companies (Net of foreign withholding taxes of $503,629).......   $     136,758,389
              Affiliated companies........................................................           5,734,897
         Interest.........................................................................          53,585,506
         Lending fees.....................................................................           1,447,649
                                                                                             -----------------
                 Total income.............................................................         197,526,441

     Expenses:

         Management fees (Note 3)........................................  $    86,433,009
         Custodian fees..................................................        2,092,674
         Transfer agent fees
              Class A....................................................        7,303,810
              Class B....................................................        7,649,476
              Class C....................................................        3,049,903
              Class Y....................................................          329,487
         Audit fees......................................................           75,200
         Legal fees......................................................          165,204
         Accounting fees (Note 3)........................................          399,996
         Reports to shareholders.........................................        1,892,658
         Directors' fees and expenses....................................          325,896
         Registration and filing fees....................................          757,858
         Miscellaneous...................................................          625,112
         Payments under distribution plan (Note 4)

              Class A....................................................       19,357,144
              Class B....................................................       50,259,649
              Class C....................................................       23,833,261
                                                                           ---------------
                  Total expenses..........................................................         204,550,337
                  Expenses paid indirectly  (Note 6)......................................             (60,091)
                                                                                             -----------------
                  Net expenses............................................................         204,490,246
                                                                                             -----------------
                      Net investment loss.................................................          (6,963,805)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from investment transactions:

         Unaffiliated companies...........................................................       1,553,892,634
         Affiliated companies.............................................................         (17,639,640)
         Foreign currency transactions....................................................          (6,620,462)
     Net increase in unrealized appreciation of investments...............................         392,108,850
                                                                                             -----------------
     Net realized and unrealized gain on investments......................................       1,921,741,382
                                                                                             -----------------
                  Net increase in net assets resulting from operations....................   $   1,914,777,577
                                                                                             =================



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                  YEAR ENDED       YEAR ENDED
                                                                                 JULY 31,           JULY 31,
                                                                                   2000               1999
                                                                                   ----               ----
OPERATIONS:

     Net investment income (loss)......................................  $      (6,963,805)  $      27,992,881
     Net realized gain from investments and
         foreign currency  transactions................................      1,529,632,532         538,193,208
     Increase in unrealized appreciation of investments................        392,108,850       1,349,318,618
                                                                         -----------------   -----------------
         Net increase in net assets resulting
              from operations..........................................      1,914,777,577       1,915,504,707


DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................           (694,646)        (28,343,424)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (2,087,878)         (3,078,683)

     Realized gains from investment transactions:
         Class A  .....................................................       (170,895,346)       (129,418,490)
         Class B  .....................................................       (105,338,465)        (67,972,146)
         Class C  .....................................................        (47,031,142)        (29,415,244)
         Class Y  .....................................................        (17,867,519)         (7,965,994)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
         Class A  .....................................................      1,276,507,029          75,397,977
         Class B  .....................................................        865,593,448         777,460,404
         Class C  .....................................................        877,843,008         327,436,231
         Class Y  .....................................................        183,188,673         (22,403,667)
                                                                         -----------------   -----------------

     Total increase in net assets......................................      4,773,994,739       2,807,201,671

NET ASSETS:

     Beginning of year.................................................     14,515,157,707      11,707,956,036
                                                                         -----------------   -----------------
     End of year (including undistributed net investment income (loss)
     of $65,944 and ($6,823,185) in 1999 and 2000, respectively).......  $  19,289,152,446   $  14,515,157,707
                                                                         =================   =================



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $2,857,200 and a corresponding decrease in accumulated net realized gains.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2000
================================================================================

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2000, were $6,427,772,112 and $4,554,227,111 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the year ended July 31, 2000, approximated 0.52% of average net assets.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 2000, amounted to $14,004. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2000, amounted to $1,605,999. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $399,996 for the year ended July 31, 2000. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

     The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 2000, SCD received $377,910 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the year ended July 31, 2000, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $17,519,570 from commissions earned on sales of Class A shares of the Fund, of which $2,628,087 was retained by the Underwriter and the remaining $14,891,483 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2000
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS A SHARES - CONTINUED

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 2000 was $19,357,144.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended July 31, 2000, Class B shares of the Fund made distribution plan payments which included distribution fees of $37,720,637 and service fees of $12,539,012.

     Commission advances by the Distributor during the year ended July 31, 2000 on the sale of Class B shares of the Fund amounted to $51,452,278, of which $48,071,423 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $262,925,778 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2000 the Distributor received $11,373,959 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2000
================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended July 31, 2000, Class C shares of the Fund made distribution payments of $23,833,261. During the year ended July 31, 2000, the Distributor received $827,331 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

     At July 31, 2000, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:


CLASS A
-------

                                                             YEAR ENDED                     YEAR ENDED
                                                            JULY 31, 2000                  JULY 31, 1999
                                                 ---------------------------------  --------------------------------
                                                    SHARES             AMOUNT          SHARES             AMOUNT
                                                    ------             ------          ------             ------
Shares subscribed..............................     96,338,453   $   2,846,394,300      77,281,967   $  1,922,853,812
Shares issued in reinvestment of distributions.      5,696,486         156,911,288       5,790,849        139,096,019
                                                 -------------   -----------------    ------------   ----------------
                                                   102,034,939       3,003,305,588      83,072,816      2,061,949,831
Shares redeemed................................    (59,128,810)     (1,726,798,559)    (80,338,658)    (1,986,551,854)
                                                 -------------   -----------------    ------------   ----------------
     Net increase..............................     42,906,129   $   1,276,507,029       2,734,158   $     75,397,977
                                                 =============   =================    ============   ================


CLASS B
-------

                                                             YEAR ENDED                     YEAR ENDED
                                                            JULY 31, 2000                  JULY 31, 1999
                                                 ---------------------------------    -------------------------------
                                                    SHARES             AMOUNT          SHARES             AMOUNT
                                                    ------             ------          ------             ------
Shares subscribed..............................     49,854,330    $  1,432,696,474      47,698,106   $  1,175,661,533
Shares issued in reinvestment of distributions.      3,647,578          98,375,709       2,706,344         64,247,379
                                                 -------------    ----------------    ------------   ----------------
                                                    53,501,908       1,531,072,183      50,404,450      1,239,908,912
Shares redeemed................................    (23,373,312)       (665,478,735)    (18,931,467)      (462,448,508)
                                                 -------------    ----------------    ------------   ----------------
     Net increase..............................     30,128,596    $    865,593,448      31,472,983   $    777,460,404
                                                 =============    ================    ============   ================

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2000
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED


CLASS C
-------

                                                               YEAR ENDED                        YEAR ENDED
                                                             JULY 31, 2000                      JULY 31, 1999
                                                 ----------------------------------     -------------------------------
                                                      SHARES             AMOUNT            SHARES           AMOUNT
                                                      ------             ------            ------           ------
Shares subscribed..............................     40,532,989     $  1,179,420,095       23,639,344    $   592,450,371
Shares issued in reinvestment of distributions.      1,594,446           43,222,611        1,147,116         27,347,035
                                                 -------------     ----------------     ------------    ---------------
                                                    42,127,435        1,222,642,706       24,786,460        619,797,406
Shares redeemed................................    (12,089,633)        (344,799,698)     (11,903,414)      (292,361,175)
                                                 -------------     ----------------     ------------    ---------------
     Net increase..............................     30,037,802     $    877,843,008       12,883,046    $   327,436,231
                                                 =============     ================     ============    ===============


CLASS Y
-------

                                                             YEAR ENDED                        YEAR ENDED
                                                           JULY 31, 2000                       JULY 31, 1999
                                                 ----------------------------------     -------------------------------
                                                      SHARES              AMOUNT            SHARES            AMOUNT
                                                      ------              ------            ------            ------
Shares subscribed..............................     13,446,881     $    395,552,792       15,338,275    $   392,645,833
Shares issued in reinvestment of distributions.        608,968           16,926,097          354,272          8,580,467
                                                 -------------     ----------------     ------------    ---------------
                                                    14,055,849          412,478,889       15,692,547        401,226,300
                                                 -------------     ----------------     ------------    ---------------
Shares redeemed................................     (7,777,795)        (229,290,216)     (19,446,846)      (423,629,967)
                                                 -------------     ----------------     ------------    ---------------
          Net increase (decrease)..............      6,278,054     $    183,188,673       (3,754,299)   $   (22,403,667)
                                                 =============     ================     ============    ===============



NOTE 6 - CUSTODIAN FEES

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $60,091 during the year ended July 31, 2000.

NOTE 7 - SECURITIES LOANED

     Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of July 31, 2000, the Fund had on loan securities valued at $255,824,297; cash of $267,411,000 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                     YEAR ENDED JULY 31,
                                                   -------------------------------------------------------
                                                      2000          1999         1998        1997      1996
                                                      ----          ----         ----        ----      ----
Net Asset Value, Beginning of Period............    $ 27.73      $ 24.31      $ 22.91    $  15.24   $  14.56
                                                    -------      -------      -------    --------   --------

Income From Investment Operations
     Net Investment Income......................        .08          .14          .20         .18        .20
     Net Realized and Unrealized Gains..........       3.45         3.87         2.26        8.37       1.64
                                                    -------      -------      -------    --------   --------
       Total From Investment Operations.........       3.53         4.01         2.46        8.55       1.84

Dividends and Distributions
     Dividends from Net Investment Income.......          -(4)      (.11)        (.23)       (.18)      (.15)
     Distributions from Realized Gains..........       (.62)        (.48)        (.83)       (.70)     (1.01)
                                                    -------      -------      -------    --------   --------
       Total  Dividends and Distributions.......       (.62)        (.59)       (1.06)       (.88)     (1.16)
                                                    -------      -------      -------    --------   --------

Net Asset Value, End  of Period.................    $ 30.64      $ 27.73      $ 24.31    $  22.91   $  15.24
                                                    =======      =======      =======    ========   ========

Total Return (1)................................      12.99%       16.85%       11.16%      57.83%     13.04%


Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)     $9,539       $7,443        $6,45      $4,055     $2,151
     Ratio of Expenses to Average Net Assets....        .88%         .90%         .91%        .89%       .87%(2)
     Ratio of Net Investment Income to Average
       Net Assets...............................        .31%         .56%         .80%        .98%      1.30%
     Portfolio Turnover Rate(3).................         29%          25%          11%         24%        19%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) In 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                          ----          ----          ----          ----          ----
Net Asset Value, Beginning of Period ...........         $27.25        $24.00        $22.64        $15.08        $14.43
                                                         ------        ------        ------        ------        ------
Income From Investment Operations
     Net Investment Income (Loss) ..............           (.23)         (.14)          .01           .01           .04
     Net Realized and Unrealized Gains .........           3.45          3.87          2.23          8.29          1.62
                                                         ------        ------        ------        ------        ------
       Total From Investment Operations ........           3.22          3.73          2.24          8.30          1.66

Dividends and Distributions
     Dividends from Net Investment Income ......              -             -          (.05)         (.04)            -
     Distributions from Realized Gains .........           (.62)         (.48)         (.83)         (.70)        (1.01)
                                                         ------        ------        ------        ------        ------
       Total  Dividends and Distributions ......           (.62)         (.48)         (.88)         (.74)        (1.01)
                                                         ------        ------        ------        ------        ------

Net Asset Value, End  of Period ................         $29.85        $27.25        $24.00        $22.64        $15.08
                                                         ======        ======        ======        ======        ======

Total Return(1).................................          12.06%        15.84%        10.22%        56.47%        11.81%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)         $5,724        $4,405        $3,123        $1,196          $289
     Ratio of Expenses to  Average Net Assets ..           1.71%         1.74%         1.79%         1.79%(2)      1.73%
     Ratio of Net Investment Income (Loss) to
         Average Net Assets ....................           (.52)         (.28)%        (.08)%         .07%          .44%
     Portfolio Turnover Rate(3).................             29%           25%           11%           24%           19%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for the year ended July 31, 1997. In 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                                                                YEAR ENDED JULY 31,
                                                      -----------------------------------------------------------------
                                                          2000          1999          1998        1997        1996
                                                          ----          ----          ----        ----        ----
Net Asset Value, Beginning of Period ...........         $27.38        $24.09        $22.72      $15.12      $14.47
                                                         ------        ------        ------      ------      ------

Income From Investment Operations
     Net Investment Income (Loss) ..............           (.21)         (.10)          .02         .02         .04
     Net Realized and Unrealized Gains .........           3.45          3.87          2.24        8.32        1.62
                                                         ------        ------        ------      ------      ------
       Total From Investment Operations ........           3.24          3.77          2.26        8.34        1.66

Dividends and Distributions
     Dividends from Net Investment Income ......              -             -          (.06)       (.04)          -
     Distributions from Realized Gains .........           (.62)         (.48)         (.83)       (.70)      (1.01)
                                                         ------        ------        ------      ------      ------
       Total Dividends and Distributions .......           (.62)         (.48)         (.89)       (.74)      (1.01)
                                                         ------        ------        ------      ------      ------

Net Asset Value, End  of Period ................         $30.00        $27.38        $24.09      $22.72      $15.12
                                                         ======        ======        ======      ======      ======

Total Return(1).................................          12.07%        15.95%        10.27%      56.59%      11.78%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)         $3,021        $1,934        $1,391        $573        $117

     Ratio of Expenses to  Average Net Assets ..           1.69%         1.72%         1.71%       1.73%       1.73%(2)
     Ratio of Net Investment Income (Loss) to
          Average Net Assets ...................           (.50)%        (.26)%         .00%        .13%        .44%

     Portfolio Turnover Rate(3).................             29%           25%           11%         24%         19%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) In 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                           OCTOBER 2, 1996
                                                            YEAR ENDED JULY 31,        (INCEPTION OF CLASS)
                                                       ------------------------------        THROUGH
                                                        2000        1999        1998      JULY 31, 1997
                                                       ------      ------      ------     -------------
Net Asset Value, Beginning of Period ...........       $28.00      $24.55      $23.12        $16.66
                                                       ------      ------      ------        ------

Income From Investment Operations

     Net Investment Income .....................          .20         .25         .24           .15
     Net Realized and Unrealized Gains .........         3.45        3.87        2.31          7.07
                                                       ------      ------      ------        ------
       Total From Investment Operations ........         3.65        4.12        2.55          7.22

Dividends and Distributions

     Dividends from Net Investment Income ......         (.07)       (.19)       (.29)         (.06)
     Distributions from Realized Gains .........         (.62)       (.48)       (.83)         (.70)
                                                       ------      ------      ------        ------
       Total  Dividends and Distributions ......         (.69)       (.67)      (1.12)         (.76)
                                                       ------      ------      ------        ------

Net Asset Value, End  of Period ................       $30.96      $28.00      $24.55        $23.12
                                                       ======      ======      ======        ======

Total Return(1).................................        13.33%      17.19%      11.48%        44.71%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted)         $734        $735        $534        $1,005
     Ratio of Expenses to  Average Net Assets ..          .60%        .62%        .59%          .62%*

     Ratio of Net Investment Income to Average
       Net Assets ..............................          .59%        .84%       1.12%         1.19%*


     Portfolio Turnover Rate(2).................           29%         25%         11%           24%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*  Annualized.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND:

     We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund, including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1997 were audited by other auditors whose report, dated August 21, 1997, expressed an unqualified opinion on this information.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                  KPMG LLP

Denver, Colorado
September 8, 2000

DAVIS NEW YORK VENTURE FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2000
================================================================================

     In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the fiscal year ended July 31, 2000 which are not designated as capital gain distribution should be multiplied by 96% to arrive at the net amount eligible for the corporate dividends-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

               DIRECTORS                  OFFICERS
               Wesley E. Bass, Jr.        Jeremy H. Biggs
               Jeremy H. Biggs                Chairman
               Marc P. Blum               Christopher C. Davis
               Andrew  A. Davis               President
               Christopher C. Davis       Kenneth C. Eich
               Jerry D. Geist                 Vice President
               D. James Guzy              Sharra L. Reed
               G. Bernard Hamilton            Vice President,
               Laurence W. Levine              Treasurer & Assistant Secretary
               Christian R. Sonne         Thomas D. Tays
               Marsha Williams                Vice President & Secretary
                                          Andrew A. Davis
                                              Vice President





INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

                                             DAVIS SELECTED ADVISERS, L.P.
                                             2949 EAST ELVIRA ROAD
                                             SUITE 101
                                             Tucson, AZ 85706
                                             1-800-279-0279
                                             www.davisfunds.com













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